UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2026
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OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2940 West Maple Loop Drive, Suite 203 Lehi, Utah	84048
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;                 Compensatory Arrangements of Certain Officers.

On August 12, 2026, Owlet, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved Amendment No. 3 (the “Amendment”) to the Company’s 2021 Incentive Award Plan, as amended (the “2021 Plan” and, as further amended by the Amendment, the “Amended Plan”) to increase the number of shares of Class A common stock, par value $0.0001 per share, of the Company (the “Common Stock”) available for issuance under the 2021 Plan by an additional 600,000 shares, subject to the annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031, as calculated and originally prescribed by the 2021 Plan. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders
At the close of business on June 15, 2026, the record date for the Annual Meeting, there were 29,063,954 shares of Class A common stock (“Common Stock”) issued and outstanding and entitled to vote, 11,479 shares of Series A Preferred Stock issued and outstanding, representing 1,673,320 shares in voting power entitled to vote, and 9,250 shares of Series B Preferred Stock issued and outstanding, representing 1,199,348 shares in voting power entitled to vote. Each share of Common Stock entitles its holder to one vote, and each share of Series A Preferred Stock and Series B Preferred Stock entitles its holder to a number of votes equal to the whole number of shares of Common Stock into which a share of Series A Preferred Stock and Series B Preferred Stock, respectively, can be converted.

The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting, each of which was described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on June 30, 2026, as certified by the Company’s inspector of election, are set forth below.

Proposal No. 1 - Election of Directors
The stockholders elected each of the two nominees for Class II director to serve on the Company’s Board of Directors until the 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Voting results for the nominees were as follows:

Nominee	For	Withhold	Broker Non-Votes
Marc F. Stoll	17,351,840	3,247,162	2,728,342
Kurt Workman	17,356,962	3,242,040	2,728,342

Proposal No. 2 - Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers, as disclosed in the Company's 2026 Proxy Statement
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2026 Proxy Statement. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
17,472,817	3,076,580	49,605	2,728,342

Proposal No. 3 - Non-Binding Advisory Vote on Whether an Advisory Vote on Compensation of Named Executive Officers Should be Held Every One, Two, or Three Years
The stockholders voted, on a non-binding advisory basis, in favor of holding future say-on-pay votes on an annual basis. The voting results for this proposal were as follows:

1 Year	2 Years	3 Years	Abstain
20,104,741	20,741	470,261	3,259

The Board has determined, consistent with the vote of the Company's stockholders and in accordance with the Board's previous recommendation, that the Company will hold future say-on-pay votes on an annual basis until the next required vote on the frequency of say-on-pay votes is presented to stockholders.
Proposal No. 4 - Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for Fiscal 2026
The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
22,558,886	757,051	11,407	—

Proposal No. 5 - Approval of an Amendment to the Company’s 2021 Plan
The stockholders approved the Amendment to the 2021 Plan to increase the number of Common Stock reserved for issuance under the 2021 Plan. The voting results for this proposal were as follows:

Holders of Series A Preferred Stock voting as a separate class

For	Against	Abstentions	Broker Non-Votes
1,394,457	0	0	—

Holders of Series B Preferred Stock voting as a separate class

For	Against	Abstentions	Broker Non-Votes
1,074,356	0	0	—

Holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a single class

For	Against	Abstentions	Broker Non-Votes
15,195,347	5,379,951	23,704	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Amendment No.3 to the Owlet, Inc. 2021 Incentive Award Plan, as amended. (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on DEF 14A filed with the Securities Exchange Commission on June 30, 2026)

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: August 14, 2026	By:	/s/ Amanda Crawford
	Name:	Amanda Crawford
	Title:	Chief Financial Officer